                                                                    Exhibit 10.2


                    FIRST AMENDMENT TO TERM LOAN AGREEMENT

            FIRST AMENDMENT, dated as of June 27, 2003 (this "Amendment"), to the TERM LOAN AGREEMENT, dated as of October 30, 2002, (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), among SIERRA PACIFIC POWER COMPANY, a Nevada corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the "Arranger"), and LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent") and as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

            WHEREAS, the Borrower has requested that certain provisions of the Term Loan Agreement be amended upon the terms and subject to the conditions set forth herein; and

            WHEREAS, the Lenders have agreed to such amendments upon the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Term Loan Agreement, the parties hereto hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, terms used herein and defined in the Term Loan Agreement are used herein as therein defined.

            2. Amendment to Section 1.1 (Defined Terms). (a) The defined term "Consolidated EBITDA" set forth in Section 1.1 of the Term Loan Agreement is hereby amended by adding at the end thereto the following:

            "Notwithstanding the foregoing, when determining Consolidated EBITDA for fiscal quarter ended (i) June 30, 2002, up to $53,100,000 of Disallowed Deferred Energy Expenses will be added to Consolidated Net Income and (ii) June 30, 2003, up to $45,000,000 of Disallowed Deferred Energy Expenses will be added to Consolidated Net Income."

            3. Amendment to Section 6.1 (Financial Condition Covenants). Section
6.1 of the Term Loan Agreement is hereby amended by deleting paragraph (b) of such Section in its entirety and inserting in its place the following:

            "(b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                        Consolidated Interest
                        Period             Coverage Ratio

               FQ4 2002; FQ1 2003           1.75 to 1.0
               FQ2 2003                     1.75 to 1.0
               FQ3 2003                     1.85 to 1.0
               FQ4 2003                     2.00 to 1.0
               FQ1 2004                     2.25 to 1.0
               FQ2 2004                     2.40 to 1.0
               FQ3 2004                     2.70 to 1.0
               FQ4 2004 and each            3.00 to 1.0"
               fiscal quarter
               thereafter


            4. Conditions to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received:

            (a) an executed counterpart of this Amendment duly executed and delivered by the Borrower;

            (b) executed Consent Letters in the form attached hereto as Exhibit A from the Required Lenders consenting to the execution of this Amendment by the Administrative Agent; and

            (c) the Administrative Agent shall have received, for the account of each Lender executing and delivering this Amendment by June 27, 2003, an amendment fee equal to .10% of the aggregate principal amount of Loans held by such Lender under the Term Loan Agreement.

            5. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            6. Continuing Effect. Except as expressly provided hereby, all of the terms and provisions of the Term Loan Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments, waivers and acknowledgement contained herein shall not be construed to as an amendment or waiver of any other provision of the Term Loan Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

            7. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

            8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                    SIERRA PACIFIC POWER COMPANY



                                    By:
                                        --------------------------------
                                        Name:
                                        Title:



                                    LEHMAN BROTHERS, INC.,
                                    as Arranger

                                    By:
                                        --------------------------------
                                      Name:

                                     Title:

                                    LEHMAN COMMERCIAL PAPER INC.,
                                    as Syndication Agent

                                    By:
                                        --------------------------------
                                      Name:

                                     Title:

                                    LEHMAN COMMERCIAL PAPER INC.,
                                    as Administrative Agent

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT A

                              LENDER CONSENT LETTER

                    FIRST AMENDMENT TO TERM LOAN AGREEMENT
                          DATED AS OF JUNE 27, 2003


To:   Lehman Commercial Paper Inc., as Administrative Agent
      c/o Simpson Thacher & Bartlett LLP
      425 Lexington Avenue

      New York, New York  10017

Re.   First Amendment to Term Loan Agreement

Ladies and Gentlemen:

            Reference is made to the Term Loan Agreement, dated as of October 30, 2002 (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), among SIERRA PACIFIC POWER COMPANY, a Nevada corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the "Arranger"), and LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent") and as administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Term Loan Agreement are used herein as therein defined.

            The Borrower has requested that the Lenders amend certain provisions of the Term Loan Agreement on the terms described in the First Amendment to which this Lender Consent Letter is attached (the "Amendment").

            Pursuant to Section 9.1 of the Term Loan Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

                                    Very truly yours,


                                    ------------------------------------------
                                    (NAME OF LENDER)


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

Dated as of June __, 2003